SHARE CAPITAL	12 Months Ended
Dec. 31, 2015
SHARE CAPITAL [Abstract]
SHARE CAPITAL
SHARE CAPITAL

Authorized share capital:
(in thousands of $ except per share amount)	2015	2014
500 million common shares of $0.01 par value (2014: 200 million common shares)	5,000	2,000

Issued and fully paid share capital:
(number of shares of $0.01 each)	2015	2014
Balance at start of year	80,121,550	30,472,061
Shares issued re:
- purchase of five SPCs in April 2014	—	15,500,000
- purchase of Capesize vessel in April 2014	—	3,100,000
- purchase of thirteen SPCs in September 2014	—	31,000,000
- settlement of RSUs	110,128	49,489
- purchase of twelve SPCs in March 2015	31,000,000	—
- merger with the Former Golden Ocean (net shares issued)	61,443,959	—
Balance at end of year	172,675,637	80,121,550

Our common shares are listed on the NASDAQ Global Select Market and the OSE.

In February 2014, 49,489 common shares were issued as settlement of the third, second and first tranches of the RSUs granted in December 2010, December 2011 and January 2013, respectively.

In April 2014, 15,500,000 and 3,100,000 common shares were issued to Frontline 2012 and Hemen (on behalf of Karpasia), respectively, in connection with the acquisition of five Capesize dry bulk newbuildings and one 2013-built Capesize dry bulk carrier, Bulk China (renamed KSL China). These shares were recorded at a price of $12.54 per share being the closing share price on the date of issuance.

In September 2014, 31,000,000 common shares were issued to Frontline 2012 in connection with the acquisition of thirteen Capesize dry bulk newbuildings. These shares were recorded at a price of $11.51 per share being the closing share price on the date of issuance.

In June 2014, at a special general meeting of the shareholders, our authorized share capital was increased from $500,000 divided into 50,000,000 common shares of $0.01 par value to $2,000,000 divided into 200,000,000 common shares of $0.01 par value.

In March 2015, we issued 110,128 common shares in settlement of the first, second and third tranches of the RSUs granted in January 2014, January 2013, December 2011, respectively.

In March 2015, 31,000,000 common shares were issued to Frontline 2012 in connection with the acquisition of 12 Capesize dry bulk newbuildings. The shares were recorded at a price per share of $4.10 or $127.1 million in aggregate. Cash of $108.6 million and cost of newbuildings of $78.2 million were acquired with the SPCs. As this purchase has been accounted for a ‘common control’ transaction the twelve SPCs have been recorded at Frontline 2012’s historical carrying value and a contribution from shareholder of $59.7 million has been recorded in Contributed capital surplus.

Prior to completion of the Merger, we had 111,231,678 common shares outstanding. Following completion of the Merger and the issuance of 61.5 million shares to the Former Golden Ocean shareholders, and pursuant to the merger agreement, the cancellation of 51,498 common shares (which were held by the Former Golden Ocean) and the cancellation of 4,543 common shares (which account for fractional shares that we will not be distributed to the Former Golden Ocean shareholders as merger consideration), we had has 172,675,637 common shares outstanding at December 31, 2015 (December 31, 2014: 80,121,550).

In September 2015, at the annual general meeting of the shareholders, our authorized share capital was increased from 200,000,000 common shares of $0.01 par value to 500,000,000 common shares of $0.01 par value and it was resolved that the share premium account be reduced to nil and that the amount resulting from the reduction be credited to the contributed capital surplus account. A transfer of $1,207.4 million was made in the third quarter of 2015 in this respect.